Strategic Overview Exhibit 99.1

This presentation includes "forward-looking statements," as that term is defined in the
Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our business, financial condition, results of operations, cash flows, strategies and prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. We do not undertake any obligation to update forward-looking statements, except as required by federal securities laws.
Disclaimer Statement

2 Business Overview

Business Overview
Business Overview
Market Conditions Remain Challenging
Market Conditions Remain Challenging
Market weakness has accelerated as a result of increased
foreclosures, weakened consumer confidence and tightened
mortgage lending standards.
Additional government actions will be necessary to help
stabilize home prices, which in turn will fortify banks’ balance sheets, allowing the return of government capital.
While the housing market continues to search for a bottom, we have made significant progress despite this unprecedented
downturn.

Business Overview
Business Overview
Operating Focus
Operating Focus
Focus on a Strong Balance Sheet:
Aggressive Asset Management Leading to Strong
Cash Flow Generation and Ample Liquidity
Significant
Progress on Our
Balance Sheet
Significant
Progress On JV’s
& Recourse Debt
Focus on Rebuilding Operating Profitability:
Improve Gross Margins and Rightsize the
Business
Focus on Reducing Financial Risk:
Reduce Number of Joint Ventures and
Recourse Debt Exposure
Significant
Progress on Rebuilding
Operating Profitability

5 Significant Balance Sheet Progress

25%
30%
35%
40%
45%
50%
55%
60%
65%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
0
100
200
300
400
500
600
700
800
900
1,000
1,100
Significant Balance
Significant Balance Sheet Progress
Strong Cash Flow Generation and Low Leverage
HB Debt / Total Capital
Goal 35% - 45%
Operating Cash Flow
(Dollars in Millions)

Significant Balance Sheet Progress
Long-Term Fixed Rate Debt Maturities
$300
$250
$350
$250
$500
$250
$282
Mar-09 Oct-10 Oct-11 2012 Mar-13 Sep-14 May-15 Apr-16
Weighted average
maturity of 4.1 years
Weighted average
interest rate of 5.8%
At November 30, 2008
Repayment Schedule
6.50%
Senior
Notes
7.63%
Senior
Notes
5.95%
Senior
Notes
5.50%
Senior
Notes
5.60%
Senior
Notes
5.13%
Senior
Notes
5.95%
Senior
Notes
Fixed-rate
Senior Notes
$2.2B
Other notes
payable
$0.4B
(Dollars in Millions)

$3.2
$5.4
$1.7
$2.1
Significant Balance Sheet Progress
Aggressive Inventory Reduction
(Dollars in Billions)
$8.6*
$3.8*
Peak 2006 Q4 2008
*Excludes consolidated inventory not owned
Inventory
56%
Land, Land Under
Development and
Option Deposits
Construction
in Progress
and Finished
Homesites

9 $2,892 $1,432 $2,135 $787 $720 $194 Significant Balance Sheet Progress Land Acquisition & Development (Dollars in Millions) $914 2008 Land Development Land Acquisition $4,324 $2,922 2006 2007

10 Significant Joint Venture Progress

Joint Ventures
Joint Ventures
Mitigating Risk
Mitigating Risk
Joint ventures were structured strategically to mitigate risk.
Strategic partners with specific expertise
JV with partner who brings specific expertise (e.g. commercial or infill experience)
JV with other builders
Joint bid on land parcels is a smarter way to purchase
Homesites are allocated to each homebuilder
JV with financial partners
Partners bring the majority of the capital
Lennar manages the JV
JV with land owner/developers
Access to homesites owned or controlled by partner

270
116
Peak 2006 Q4 2008
Significant Joint Venture Progress
Number of Joint Ventures
Number of Joint Ventures
57%
Joint Venture Detail
JVs with recourse debt 41
JVs with non-recourse debt 27
JVs without debt 48
____________________________
JV total 116

Significant Joint Venture Progress
Joint Ventures Have Substantial Equity
2008 2007
Assets:
Cash and cash equivalents $135,081 $301,468
Inventories 7,115,360 7,941,835
Other Assets 541,984 827,208
$7,792,425 $9,070,511
Liabilities and equity:
Accounts payable and other liabilities $1,042,002 $1,214,374
Debt 4,062,058 5,116,670
Equity of:
     Lennar 766,752 934,271
     Others 1,921,613 1,805,196
          Total equity of unconsolidated entities 2,688,365 2,739,467
$7,792,425 $9,070,511
Lennar's equity in its unconsolidated entities 29% 34%
Partner's equity in unconsolidated entities 71% 66%
November 30,
(Dollars in Thousands)

Significant Joint Venture Progress
Joint Ventures Aren’t Overleveraged
2008 2007
Debt $4,062,058 $5,116,670
Equity 2,688,365 2,739,467
     Total capital $6,750,423 $7,856,137
Debt to total capital of Lennar's unconsolidated entities 60.2% 65.1%
Debt to total capital of Lennar's unconsolidated entities
     (excluding LandSource) 49.8% 61.1%
November 30,
(Dollars in Thousands)

Significant Joint Venture Progress
Off-Balance Sheet Debt Details
(Dollars in Thousands)
2008 2007
Lennar's net recourse exposure $392,450 $794,934
Reimbursement agreements from partners 127,428 238,692
     Lennar's maximum recourse exposure $519,878 $1,033,626
Partner several recourse 285,519 465,641
Non-recourse land seller debt or other debt 90,519 202,048
Non-recourse debt with completion guarantees 820,435 1,432,880
Non-recourse debt without completion guarantees - ex LandSource 974,666 726,696
Non-recourse debt without completion guarantees - LandSource 1,371,041 1,255,779
     Non-recourse to Lennar $3,542,180 $4,083,044
     Total debt $4,062,058 $5,116,670
Lennar's maximum recourse exposure as a % of
     total unconsolidated debt 13% 20%
November 30,

$1,034
$520
Q4 2007 Q4 2008
Significant Joint Venture Progress
Recourse Debt Exposure & Equity
Maximum Unconsolidated Entity
Recourse Debt Exposure
(Dollars in Millions)
50%
$909
$1,282
Q4 2007 Q4 2008
Equity in Unconsolidated Entities with
Recourse Debt
(Dollars in Millions)
41%

Significant Joint Venture Progress
Continued Progress on Recourse Debt Reduction
(Dollars in Thousands)
2008 2007
Several recourse debt - repayment $78,547 $123,022
Several recourse debt - maintenance 167,941 355,513
Joint and several recourse debt - repayment 138,169 263,364
Joint and several recourse debt - maintenance 123,051 291,727
Land seller debt recourse exposure 12,170 0
Lennar's maximum recourse exposure 519,878 1,033,626
Less joint and several reimbursement agreements
     with Lennar's partners (127,428) (238,692)
Lennar's net recourse exposure $392,450 $794,934
Summary balance sheet for unconsolidated
     entities with recourse debt
Total Assets $2,846,819 $3,220,695
Total Liabilities 1,565,148 2,311,216
Total Equity 1,281,671 909,479
November 30,

18 Significant Operating Profitability Progress

3%
13%
13%
15%
17%
12%
12%
9%
2%
2%
-1%
0%
-3%
-1%
1%
2%
-5%
0%
5%
10%
15%
20%
25%
Q1
'05
Q2
'05
Q3
'05
Q4
'05
Q1
'06
Q2
'06
Q3
'06
Q4
'06
Q1'
07
Q2
'07
Q3
'07
Q4
'07
Q1
'08
Q2
'08
Q3
'08
Q4
'08
Significant Operating Profitability Progress
Focus on Positive Operating Margins
(Pre-impairment OM%)

17%
25%
25%
26%
27%
25%
24%
20%
14%
16%
14%
14%
12%
17%
16%
18%
0%
5%
10%
15%
20%
25%
30%
Q1
'05
Q2
'05
Q3
'05
Q4
'05
Q1
'06
Q2
'06
Q3
'06
Q4
'06
Q1'
07
Q2
'07
Q3
'07
Q4
'07
Q1
'08
Q2
'08
Q3
'08
Q4
'08
Significant Operating Profitability Progress
Focus on Rebuilding Gross Margin
Lennar was ahead of the curve in recording
impairments by pricing to market early and
selling portfolio of land to Morgan Stanley land
venture
Construction cost reductions of 15% per sq. ft.
(Pre-impairment GM%)

21 S,G&A Expenses ($) Associate Headcount Significant Operating Profitability Progress Focus on S,G&A Reduction $484 $167 Peak 2006 Q4 2008 4,913 14,064 Peak 2006 Q4 2008 (Dollars in Millions) 65% 65%

22 Response to Recent Allegations

Response To Recent Allegations
Jon Jaffe’s Loan
Lennar’s Chief Operating Officer, Jon Jaffe, did not receive a mortgage on his home or any other indebtedness connected to the company
Loan was obtained from sources wholly independent from Lennar and with no assistance from Lennar or any of its business partners
Jon was referred to the independent loan broker by his personal attorney who has never had a relationship with Lennar
The broker also has a real estate development company which acquired, developed and marketed properties in Kern county.  There is no connection between these properties and Jon’s loan or Lennar
At the time of the loan, Jon’s house was appraised at $18 million by an independent appraiser; the first mortgage was for $3 million, the second mortgage was a line of credit for $2.1 million and the third mortgage was for $5 million resulting in a loan to value of 55%
Jon has made use of the loan to increase his ownership of Lennar’s stock

Response To Recent Allegations
Joint Ventures
Lennar never “treated its joint ventures like a Ponzi scheme”
Lennar has never siphoned cash from one joint venture to another
Lennar has never pledged our interest in any joint venture for the benefit of another
There is no cross collateralization of debt between different ventures
Each joint venture is governed by an executive committee consisting of members from all the partners
Lennar’s joint ventures have substantial equity totaling $2.7 billion
Joint venture debt is secured by joint venture assets that are adjusted for impairment on a quarterly basis as necessary

Response To Recent Allegations
Litigation
Lennar’s litigation is accurately reported and reserved for in accordance with generally accepted accounting principles and the reserves and processes for determining them are audited by its outside independent accounting firm
Lennar has never used lawsuits as a mechanism for avoiding cash payments owed
Over the past decade Lennar has delivered more than 250,000 homes, resulting in tens of millions of underlying payments and contracts
As of November 30, 2008, Lennar was defending or prosecuting or defending approximately 620 lawsuits including homeowner construction, premises liability, personal injury, contract and subcontract disputes, employment, environmental and land use, insurance coverage, advertising, collections, intellectual property, automobile liability, tax matters and others

Response To Recent Allegations
The Bridges Lawsuit
No money was ever misdirected in The Bridges project
Lennar did not divert a $37.5 million judgment contributed by Nicholas Marsch to the venture; Lennar and Marsch had a 50-50 interest in the judgment
Proceeds from judgment were used for the benefit of the venture to pay for construction and operating costs
Lennar’s co-member in The Bridges, Nicholas Marsch III, has received the benefit of more then $50 million, notwithstanding statements to the contrary
Lennar has never pledged The Bridges’ assets for the obligations of any other joint venture
The Bridges doesn’t have a bankrupt partner as a result of the LandSource bankruptcy
Lennar has regularly provided audited balance sheets and audited reports to Marsch for more than 10 years
Marsch has been integrally involved in the day to day management of The Bridges

Response To Recent Allegations
LandSource
LandSource was an arm’s length transaction involving large, sophisticated financial institutions that fully reviewed, vetted and appraised the terms of the venture
The claim that Lennar caused the other investors and lenders to lose approximately
$1 billion is false
Bankruptcy is a matter of public record with complete financial disclosures
The LandSource bankruptcy was the product of unprecedented market shifts

Response To Recent Allegations
Chinese Drywall
Lennar never ordered imported drywall from China and never received a discount for its use as a substitute material
Lennar has been cited by the media as “the most responsive builder” in dealing with the industry wide issue of imported drywall
Lennar has been proactive in working with its homeowners to address the product issue
Lennar intends to seek compensation from the drywall manufacturer and other responsible parties

Response To Recent Allegations
Whistleblower
There have been no reports of any whistleblower complaints concerning these matters to Lennar management, the Board of Directors, independent auditors or an outside employee hotline
Lennar has extensive procedures in place to ensure the free flow of confidential communication by whistleblowers and to ensure their protection from retaliation
Independent firm receives complaints anonymously and reports the complaints directly to the Audit Committee of the Board of Directors in addition to management
Lennar also provides an email address to communicate directly with the independent members of the Board of Directors

30 Conclusion

Conclusion
“Moving From Defense to Offense”
Lennar
Homebuilding
Manufacturing Plant
Product simplification &
offering
Cost reduction
Cycle time reduction
Customer experience
Land
Asset Manager
Due diligence focused
Evaluate & underwrite
distressed opportunities
Ability to manage assets
to effectively realize long-
term value
Homebuilding machine will continue to manage existing assets
No legacy assets moving over to fund
Fund
Fund
The Road Ahead

$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
-
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
1,800,000
2,000,000
Net Earnings Before Impairments
National Single Unit Starts
Lennar
Will The Cycle Be Our Ally?
Acquired
Texas
Operations
Acquired
Amerifirst
Portfolio
Acquired
California
Operations
Acquired
Greystone;
Spun-off
LNR
Repurchase
9.8 Million
Shares;
Acquired
U.S. Homes
Acquired
Private
Builders
Military Base
Redevelopment
Roseland
Infill JVs
(Dollars in Millions)
Starts Starts
Notes: Notes: - - 2008 2008 net net earnings earnings before before impairments impairments excludes excludes deferred deferred tax tax valuation valuation allowance.
allowance.
.
- - 2008 National single unit starts at Nov. 2008.  2008 National single unit starts at Nov. 2008.